                                 EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 15, 1996 included in Calpine Corporation's Form 10-K for the year ended December 31, 1995 and to all references ro our Firm included in this registration statement.



                                         /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP

San Jose, California
November 14, 1996